UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2014

RPC, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8726	58-1550825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway NE, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2014, during the annual meeting of stockholders of RPC, Inc. (the “Company”), the stockholders approved the 2014 Stock Incentive Plan. The material terms of the Agreement were previously reported in the Company’s Proxy Statement dated March 17, 2014 (the “Proxy Statement”), under the caption “Proposal 3: Approval of the 2014 Stock Incentive Plan.” The Agreement was filed as Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on March 17, 2014.

The 2014 Stock Incentive Plan authorizes the Compensation Committee of the Board of Directors of the Company to grant to directors, officers and other key employees stock options and other equity compensation as more fully described and summarized in the Company’s Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of the Company was held on April 22, 2014. At the Annual Meeting, the stockholders of the Company (i) elected three Class I nominees to the Board of Directors; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) held a vote to approve the 2014 Stock Incentive Plan; (iv) held a nonbinding vote on executive compensation; and (v) held a vote on the stockholder proposal requesting that the Company issue a sustainability report.

The voting results for each proposal are as follows:

1.	To elect the three Class I nominees to the Board of Directors:

	For	Withheld	Broker Non-Vote
Class I nominees:
R. Randall Rollins	189,202,155	13,458,545	9,132,352
Henry B. Tippie	189,572,175	13,085,525	9,132,352
James B. Williams	196,335,577	6,322,123	9,132,352

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:
For	Against	Abstain
211,373,032	371,682	48,337

3.	To approve the 2014 Stock Incentive Plan:
For	Against	Abstain	Broker Non-Vote
177,862,497	24,682,862	112,344	9,135,349

4.	To hold a non-binding vote on executive compensation:
For	Against	Abstain	Broker Non-Vote
192,372,576	1,324,730	8,960,401	9,135,345

5.	To hold a vote on the stockholder proposal requesting that the Company issue a sustainability report:
For	Against	Abstain	Broker Non-Vote
17,626,237	179,322,771	5,708,684	9,135,360

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	2014 Stock Incentive Plan (incorporated by reference to Appendix A to the Registrant’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: April 22, 2014	/s/ Ben M. Palmer
Ben M. Palmer
Vice President,
Chief Financial Officer and Treasurer

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